Form N-SAR: Multi-class supplement

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen International Growth Portfolio: $3,438
Janus Aspen Worldwide Growth Portfolio: $5,145

Service Class
Janus Aspen International Growth Portfolio: $3,877
Janus Aspen Worldwide Growth Portfolio: $785

Service II Class
Janus Aspen International Growth Portfolio: $1,044
Janus Aspen Worldwide Growth Portfolio: $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Mid Cap Growth Portfolio: $2,903
Janus Aspen Mid Cap Value Portfolio: $654
Janus Aspen Fundamental Equity Portfolio: $77

Service Class
Janus Aspen Mid Cap Growth Portfolio: $1,652
Janus Aspen Mid Cap Value Portfolio: $3,523
Janus Aspen Fundamental Equity Portfolio: $13

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Institutional Class
Janus Aspen International Growth Portfolio: $0.2186
Janus Aspen Worldwide Growth Portfolio: $0.1513

Service Class
Janus Aspen International Growth Portfolio: $0.1661
Janus Aspen Worldwide Growth Portfolio: $0.1172

Service II Class
Janus Aspen International Growth Portfolio: $0.1661
Janus Aspen Worldwide Growth Portfolio: $0.1166

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Mid Cap Growth Portfolio: $0.1967
Janus Aspen Mid Cap Value Portfolio: $0.8620
Janus Aspen Fundamental Equity Portfolio: $0.1485

Service Class
Janus Aspen Mid Cap Growth Portfolio: $0.1967
Janus Aspen Mid Cap Value Portfolio: $0.8620
Janus Aspen Fundamental Equity Portfolio: $0.1485

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio: $594
Janus Aspen International Growth Portfolio: $15,765
Janus Aspen Worldwide Growth Portfolio: $34,068

Service Class
Janus Aspen Global Technology Portfolio: $27,514
Janus Aspen International Growth Portfolio: $23,409
Janus Aspen Worldwide Growth Portfolio: $6,714

Service II Class
Janus Aspen Global Technology Portfolio: $5,220
Janus Aspen International Growth Portfolio: $6,312
Janus Aspen Worldwide Growth Portfolio: $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio: $4.68
Janus Aspen International Growth Portfolio: $58.24
Janus Aspen Worldwide Growth Portfolio: $36.55

Service Class
Janus Aspen Global Technology Portfolio: $4.83
Janus Aspen International Growth Portfolio: $57.54
Janus Aspen Worldwide Growth Portfolio: $36.24

Service II Class
Janus Aspen Global Technology Portfolio: $4.92
Janus Aspen International Growth Portfolio: $57.76
Janus Aspen Worldwide Growth Portfolio: $36.34